Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMaxTM Short TSLA Option Income Strategy ETF (CRSH)

YieldMaxTM Short Innovation Option Income Strategy ETF (OARD)

YieldMaxTM Short NVDA Option Income Strategy ETF (DIPS)

YieldMaxTM Short Coin Option Income Strategy ETF (FIAT)

YieldMaxTM Short AAPL Option Income Strategy ETF (ROTN)

(the “Funds”)

listed on NYSE Arca, Inc.

January 6, 2025

Supplement to Prospectus and the

Statement of Additional Information

each dated March 7, 2024

and where applicable a Fund’s Summary Prospectus

Effective January 1, 2025, the Funds’ investment adviser, Tidal Investments LLC (the “Adviser”) has acquired the trading team previously employed by ZEGA Financial LLC (“ZEGA”), each Fund’s sub-adviser.

In connection with this transaction, ZEGA will cease operations as a registered investment adviser and resign as a sub-adviser for the Funds. The Adviser will assume full management responsibilities for the Funds. Jay Pestrichelli, a key member of each Fund’s portfolio management team previously employed by ZEGA, will continue to serve as a portfolio manager for the Funds, now as an employee of the Adviser. There are no other portfolio manager changes for the Funds.

This transaction will not result in any changes to any of the Funds’ investment objectives, principal investment strategies, or fees. Each Fund will continue to be managed in accordance with its stated policies and objectives, ensuring continuity for shareholders.

All references to “ZEGA” and the “Sub-Adviser” in the Summary Prospectus, Prospectus, and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.